UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 10, 2006


                          ONE LIBERTY PROPERTIES, INC.
               (Exact name of Registrant as specified in charter)


    Maryland                      001-09279                    13-3147497
    ---------------------------------------------------------------------
    (State or other         (Commission file No.)          (IRS Employer
     jurisdiction of                                           I.D. No.)
       incorporation)


       60 Cutter Mill Road, Suite 303, Great Neck, New York     11021
       --------------------------------------------------------------
          (Address of principal executive offices)         (Zip code)

        Registrant's telephone number, including area code     516-466-3100
                                                               ------------
         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        --        Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

        --        Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         --       Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         --       Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

Item 1.01.        Entry into a Material Definitive Agreement.

On June l6, 2006, registrant announced that a contract of sale to sell nine movie theater properties was executed by and among eight entities, which are wholly-owned by two joint ventures of the registrant (the registrant holds a 50% equity interest in each joint venture), and a wholly-owned subsidiary of the registrant, collectively, as seller, with ECM Diversified Income & Growth Fund, LLC (the "Buyer"). On July 31, 2006, the registrant announced that the contract had been amended to extend the due diligence period under the contract to August 9, 2006.

On August 9, 2006, the contract was further amended to provide, among other things, that the due diligence period under the contract had expired and that the closing is conditioned upon the satisfaction, at or prior to closing, of specific terms and conditions, and the delivery of specific documents. Additionally, the amendment revised the contract to provide the Buyer with the right to remove one property owned by one of the joint ventures from the properties being purchased under the contract if certain conditions with respect to this property are not satisfied. If the buyer exercises its removal right with respect to this property, the aggregate contract purchase price will be reduced from $151,885,050 to $133,217,944 and the aggregate amount allocated under the contract to the properties owned by the joint ventures will be reduced from $136,657,627 to $117,990,521. Closing of the transaction is subject to other conditions which are set forth in the contract and the amendments to the contract.

Reference is made to the registrant's Current Reports on Form 8-K filed on June 16, 2006, June 19, 2006, and August 1, 2006, which attach the contract and its amendments as exhibits. A press release announcing the amendment dated as of August 9, 2006 is filed as an exhibit to this Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired. Not applicable.

         (b)      Pro Forma Financial Information. Not applicable.

         (c)      Shell Company Transactions. Not applicable.

         (d)      Exhibits.

                  Exhibit 10.1 Amendment to Contract of Sale, dated as of August 9, 2006, by and among OLP Chula Vista Corp., OLP Norwalk LLC, OLP Austell, LLC, OLP Beavercreek LLC, OLP Southlake, LLC, OLP Roanoke, LLC, OLP Lubbock Venture Limited Partnership, OLP Live Oak Limited Partnership, OLP Henrietta, LLC and ECM Diversified Income & Growth Fund, LLC.

                  Exhibit 99.1 Press release dated August 10, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ONE LIBERTY PROPERTIES, INC.



Date:     August 10, 2006                 By: /s/ Mark H. Lundy
                                          ---------------------
                                          Mark H. Lundy
                                          Senior Vice President and Secretary

                               Exhibit 10.1

                          AMENDMENT TO CONTRACT OF SALE


                             OLP Chula Vista Corp.,
                                OLP Norwalk LLC,
                                OLP Austell, LLC,
                              OLP Beavercreek LLC,
                               OLP Southlake, LLC,
                                OLP Roanoke, LLC,
                    OLP Lubbock Venture Limited Partnership,
                        OLP Live Oak Limited Partnership,
                                       and
                               OLP Henrietta, LLC


                                   - Seller -


                    ECM Diversified Income & Growth Fund, LLC

                                  - Purchaser -


                              as of August 9, 2006

                          AMENDMENT TO CONTRACT OF SALE

         This AMENDMENT TO CONTRACT OF SALE (this "Amendment") is made and entered into as of the 9th day of August, 2006 by and among OLP Chula Vista Corp. ("OLP Chula Vista"), OLP Norwalk LLC ("OLP Norwalk"), OLP Austell ("OLP Austell"), OLP Beavercreek LLC ("OLP Beavercreek"), OLP Southlake, LLC ("OLP Southlake"), OLP Roanoke, LLC ("OLP Roanoke"), OLP Lubbock Venture Limited Partnership ("OLP Lubbock"), OLP Live Oak Limited Partnership ("OLP Live Oak") and OLP Henrietta, LLC ("OLP Henrietta") each having an office at 60 Cutter Mill Road, Suite 303, Great Neck, New York 11021, severally, but not jointly, the "Seller", and ECM Diversified Income & Growth Fund, LLC, a Delaware limited liability company, having an office at 150 North Wacker Drive, Suite 800, Chicago, Illinois 60606, as the "Purchaser" and is an amendment to that certain Contract of Sale among Seller and Purchaser dated June 14, 2006 (as such Contract of Sale has been amended from time to time, the "Contract"). Capitalized terms not otherwise defined herein shall have the meaning given to them in the Contract.

                              W I T N E S S E T H :
                               - - - - - - - - - -

         WHEREAS, Purchaser and each Seller desire to modify to modify the terms of the Contract as provided herein.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which being hereby acknowledged, the parties hereto do hereby agree as follows:

         1. Earnest Money Payments. Seller acknowledges and agrees that Purchaser has deposited with Escrow Agent, the Downpayment in the amount of Four Million Dollars ($4,000,000.00). Notwithstanding anything to the contrary contained in the Contract, Purchaser acknowledges and agrees that Three Million Dollars ($3,000,000.00) of the Downpayment is non-refundable as of the date hereof (the "Non-Refundable Deposit"). The Non-Refundable Deposit is fully earned and payable to Seller subject only to Seller's satisfaction (or Purchaser's waiver) of the conditions precedent contained in Paragraph 10(A) of the Contract (as modified hereby) and Seller's compliance with paragraphs 13(A) and 14 of the Contract. The Escrow Agent will hold the remaining One Million Dollars ($1,000,000.00) of the Downpayment as a refundable deposit (the "Refundable Deposit") in accordance with the terms of the Contract. The Contract is hereby modified as the context may requires so that references in the Contract to the return or refund of all or part of the Downpayment to Purchaser will mean the return or refund of the Refundable Deposit, but not the Non-Refundable Deposit; provided however, that, in the event Purchaser is entitled to a return of the Downpayment as a result of (i) a failure of a condition precedent in Paragraph 10(A) of the Contract (as modified hereby),
(ii) the failure by Seller to make its closing deliveries as required by paragraph 13(A) of the Contract (except to the extent such deliveries have been waived or deemed waived by Purchaser in accordance with the terms of the Contract), or (iii) the failure by Seller to comply with the requirements of paragraphs 14 of the Contract (except to the extent such deliveries have been waived or deemed waived by Purchaser in accordance with the terms of the Contract) and (iv) the occurrence of the events described in paragraphs 15 and 16 of the Contract, the return of such Downpayment shall mean and be deemed to include both the Non-Refundable Deposit and the Refundable Deposit.

         2. Due Diligence. Purchaser and Seller acknowledge and agree that the Due Diligence Period has expired. Notwithstanding any provision to the contrary contained in the Contract, except as expressly provided in Paragraphs 3 and 4 below, Purchaser expressly deems itself satisfied with all due diligence matters relating to the Premises of every kind and nature, including without limitation the physical condition of the Premises, the form and substance of all leases, agreements and other documents relating to the Premises and all title, survey, environmental and all other investigations and reviews of every kind or nature with respect to the Premises. Except as expressly provided in Paragraph 10(A) of the Contract, Purchaser hereby waives any and all rights to make objection to any matters on the basis of the foregoing, and Purchaser hereby waives any and all rights to extend the Closing Date, Due Diligence Period or terminate the Contract on the basis of the foregoing. The foregoing shall not be deemed a waiver of matters arising after the conclusion of the Due Diligence Period and prior to Closing pursuant to paragraph 5(C) of the Contract.

         3. Southlake Property Matters. Purchaser and Seller acknowledge that certain work is required to be completed in order to comply with zoning conditions applicable to the Southlake Property (the "Southlake Work"). Seller has entered into certain contracts, ordered work and/or received bids for the Southlake Work in the form of the work orders, bids and contracts attached hereto as Schedule 3 (the "Southlake Work Agreements"). Seller will cause to be deposited with Holt Ney Zatcoff & Wasserman, LLP (the "Southlake Escrow Agent"), an amount equal to one hundred fifty percent (150%) of the cost of the Southlake Work pursuant to the Southlake Work Agreements which remains unpaid as of the Closing Date, pursuant to an escrow agreement to be reasonably agreed upon by Seller, Purchaser and the Southlake Escrow Agent (the "Southlake Escrow Agreement"). The Southlake Escrow Agreement will provide, among other things, that (a) payments may be made out of the escrow account in order to pay for the Southlake Work; (b) in the event the Department of Public Works for the City of Morrow (the "Morrow Public Works") issues a letter to Seller and Purchaser confirming that the zoning conditions for the Southlake Property have been satisfied on or before September 15, 2007, the Southlake Escrow Agent will return any remaining funds in the escrow account to Seller; and (c) in the event Morrow Public Works does not issue a confirming that the zoning conditions for the Southlake Property have been satisfied on or before September 15, 2007, the Southlake Escrow Agent will return any remaining funds in the escrow account to Purchaser.

         4. Austell Property Matters. Seller will continue to proceed in good faith to cause an additional 40 parking spaces to be made available on the Austell Property, on a property adjoining the Austell Property or on a combination of the Austell Property and adjoining properties. In the event Purchaser (using its good faith efforts) is unable to obtain a customary 3.1 zoning endorsement (with parking) to its owner's title policy (or the mark-up of the owner's commitment or signed proforma owner's policy used for closing purposes) at Closing with respect to the Austell Property, or in the event Purchaser provides evidence reasonably acceptable to Seller that Purchaser's lender is unwilling to fund Purchaser's loan on the Austell Property solely on the basis that the Austell Property does not have sufficient parking available to it to be in compliance with applicable zoning ordinances, Purchaser may elect to remove the Austell Property from the Premises being sold under this Contract, in which event the Purchase Price will be reduced by Eighteen Million Six Hundred Sixty-Seven Thousand One Hundred Six Dollars ($18,667,106.00). In such event, Purchaser and Seller will proceed with the transactions contemplated by the Contract in every respect and with respect to the entire Premises, except that the Contract will be deemed to exclude the Austell Property for all purposes (and from the Premises) as the context may require.

         5. Estoppel and SNDA Matters. Purchaser acknowledges and agrees that except for Estoppel Certificates for the Norwalk Property and the Southlake Property (which Estoppel Certificates have not been received as of the date hereof), Seller has satisfied the requirements of Paragraph 4(C) of the Contract by the delivery of the Estoppel Certificates, SNDA's and Additional Estoppels to the satisfaction of Purchaser on or before the date of this Amendment (collectively, the "Conforming Certificates"). Paragraph 10(A)(iv) of the Contract is hereby modified to read in its entirety as follows:

         "On or before September 8, 2006 (the "Updated Estoppel Date"), Purchaser shall have received acknowledgement from each tenant under a Lease (a "Lease Tenant") that executed a Conforming Certificate that is an estoppel certificate (a "Conforming Tenant Estoppel") or an SNDA ("Conforming Tenant SNDA") that Greenwich Capital (not Deutche Bank, as acknowledged in the Conforming Estoppels and Conforming SNDA's) is Purchaser's lender. Acknowledgement by Lease Tenants for Conforming Tenant Estoppels may, at Seller's election, be in the form of (a) a confirming letter from the Lease Tenant acknowledging or supplementing the applicable Conforming Estoppel, (b) a confirming rider to a Conforming Estoppel executed by the applicable Lease Tenant, (c) a newly executed document from a Lease Tenant in form and substance substantially similar to the applicable Conforming Estoppel, but substituting Greenwich Capital for Deutche Bank as Purchaser's lender, or (iv) an Estoppel Certificate to the extent and in the form required by any such Lease, showing as applicable, Greenwich Capital as Purchaser's lender (the foregoing, as applicable, are the "Updated Conforming Estoppels"). Acknowledgement by Lease Tenants for Conforming Tenant SNDA's will be in the form of a newly executed and recordable document from a Lease Tenant in form and substance substantially similar to the applicable Conforming Tenant SNDA, but substituting Greenwich Capital for Deutche Bank as Purchaser's lender (the foregoing, as applicable, are the "Updated Conforming SNDA's"). In the event Seller is unable (or anticipates that it will be unable) to provide Purchaser the Updated Conforming SNDA's and/or Updated Conforming Estoppels (either in the form specified herein or with such modifications as are acceptable to Purchaser and Seller) on or before the Updated Estoppel Date, Seller may, by notice to Purchaser on or before the then-Updated Estoppel Date, extend the Updated Estoppel Date by up to fourteen (14) days, in which event the Closing Date will be automatically extended by the same amount of time. In the event Seller is unable to cause the Updated Conforming SNDA's and/or Updated Conforming Estoppels to be delivered to the Purchaser on or before the Updated Estoppel Date (as such date may have been extended pursuant to the previous sentence), Seller will, within three (3) Business Days after the Updated Estoppel Date, issue a letter to Purchaser confirming (without the requirement of inquiry of any Lease Tenant) whether or not Seller believes in good faith that any defaults exist in respect of the Leases (and to the extent Seller believes that any such defaults do exist, Seller will provide a description of such defaults). In the event Seller is unable to cause the Updated Conforming SNDA's and/or Updated Conforming Estoppels to be delivered to the Purchaser on or before the Updated Estoppel Date (as such date may have been extended pursuant to the previous sentence), Purchaser may either (1) terminate the Contract on or before, but not after, the earlier of 5:00 p.m. EDT on (a) the fifth (5th) Business Day after of notice from Seller that it will not be able to obtain one or more of the Updated Conforming Certificates prior to Closing, or (b) three (3) calendar days after the Updated Estoppel Date (as such date may have been extended pursuant to the previous sentence), and upon such termination, Purchaser will receive the Downpayment and interest thereon, or (2) consummate the transaction contemplated by this Contract notwithstanding Purchaser's failure to receive the Updated Conforming SNDA's and/or Updated Conforming Estoppels (as applicable), in which event Purchaser shall be deemed to have waived the condition contained in this section. (and Purchaser's failure to make an election under (1) on or before the earlier of the dates in option (1)(a) or (1)(b) above in writing shall be deemed an election of option (2)).

         In the event Estoppel Certificate and SNDA for the Norwalk Property (to the extent and in form and substance required to be delivered under the Norwalk Property Lease by the Lease Tenant for the Norwalk Property) have not been delivered to Purchaser on or before the Closing Date (as such date may have been extended pursuant to this Paragraph 10(A)(iv)), Purchaser may elect to remove the Norwalk Property from the Premises being sold under this Contract, in which event the Purchase Price will be reduced by Twenty-One Million Three Hundred Fifty-Seven Thousand Nine Hundred Forty-Three Dollars ($21,357,943.00). In such event, Purchaser and Seller will proceed with the transactions contemplated by the Contract in every respect and with respect to the entire Premises, except that the Contract will be deemed to exclude the Norwalk Property for all purposes (and from the Premises) as the context may require.

         In the event Estoppel Certificate and SNDA for the Southlake Property (to the extent and in form and substance required to be delivered under the Southlake Property Lease by the Lease Tenant for the Southlake Property) have not been delivered to Purchaser on or before the Closing Date (as such date may have been extended pursuant to this Paragraph 10(A)(iv)), Purchaser may elect to remove the Southlake Property from the Premises being sold under this Contract, in which event the Purchase Price will be reduced by Twenty Million Eight Hundred Eighty-Three Thousand Three Hundred Twenty-Two Dollars ($20,883,322.00). In such event, Purchaser and Seller will proceed with the transactions contemplated by the Contract in every respect and with respect to the entire Premises, except that the Contract will be deemed to exclude the Southlake Property for all purposes (and from the Premises) as the context may require."

         6. Closing Date. Paragraph 12(A) of the Contract is hereby modified to read in its entirety as follows:


         "The parties agree that, subject to express provisions contained herein which allow for an adjustment to the date of Closing, the closing (the "Closing") shall occur on September 15, 2006 (the "Closing Date"), or on such earlier date as Purchaser and Seller agree in writing. Purchaser shall have the one-time right to extend the Closing Date up to (14) calendar days from the then-applicable Closing Date, such right to be exercised in writing to Seller not earlier than not earlier than seven (7) calendar days prior to the then-applicable Closing Date, and not later than four Business Days prior to the then-applicable Closing Date; provided, that in any event, the Closing Date must fall on a Wednesday, Thursday or Friday. The Closing shall take place at the offices of the Escrow Agent. If Purchaser shall have failed or been unable to close on or by the Closing Date due to the breach of this Contract by it, then this Contract shall terminate, neither party shall have any further obligations to the other and Seller shall be entitled to retain the entire Downpayment (including both the Non-Refundable Deposit and the Refundable Deposit) and any interest earned thereon."

         7.      Miscellaneous.

                  A. This Amendment amends and modifies certain provisions of the Contract, and the terms and provisions of this Amendment are hereby deemed part of the Contract for all purposes. Except as modified hereby, the Contract will remain in full force and effect as written.

                  B. If any party shall be required to employ an attorney to enforce or defend the rights of such party related to this Amendment, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs. This Paragraph 7.B shall survive the Closing or earlier termination of the Contract.

                  C. This Amendment contains the complete agreement between the parties as to the matters described herein, supersedes all prior agreements (oral or written) as to the matters described herein and no term hereof may be waived or amended except by the written agreement of the party to be charged by such waiver or amendment. This Amendment has been negotiated and shall not be construed against its drafter. The parties agree that there are no oral agreements, understandings, representations or warranties which are not expressly set forth herein.

                  D. This Amendment shall not be binding until executed and delivered by Seller and Purchaser. Once fully executed and delivered, this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

                  E. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  F. If any provision hereof shall be deemed unenforceable, the remaining terms of this Amendment shall be unaffected thereby and shall remain in full force and effect.

                  G. The headings herein are for reference purposes only and shall not be deemed to affect the interpretation of this Amendment.

                  H. SELLER AND PURCHASER HEREBY WAIVE ANY AND ALL RIGHTS THAT EITHER MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY DISPUTE CONCERNING THIS AMENDMENT OR THE PREMISES.

                  I. Each Seller and Purchaser expressly understands and agrees and acknowledges that neither party would have entered this Amendment without the express provisions of this Subparagraph 7.I. Subject to the continuing effectiveness of Subparagraph 20.K of the Contract, except as specifically permitted under Subparagraph 7.J of this Amendment, in no event shall either party ever be liable to the other party for consequential, compensatory or any other monetary damages in respect of the matters contained in this Amendment. In addition, each party hereby agrees that in no event shall either party make or bring any claim for any matter whatsoever against any member, shareholder, partner, officer, director, trustee, employee, agent, representative or counsel of or for the other party. Each party acknowledges that it agrees to this 4.I and that it has consulted with counsel of its own choosing in so agreeing. This Subparagraph 7.I shall survive the Closing or earlier termination of the Contract.

                  J. Purchaser understands and agrees that it shall not be permitted to record this Amendment or a memorandum hereof and any breach of this provision shall constitute a default by Purchaser under this Amendment in which event Seller shall be entitled to the Downpayment, the Contract shall be terminated and Seller shall (notwithstanding any other provisions of this Amendment or the Contract) be entitled to such remedies as are available in law or equity.

                  K. Time is of the essence hereunder.


                           [signature page(s) follow]

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the date first hereinabove written.

OLP Chula Vista Corp., as Seller             OLP Roanoke, LLC, as Seller
Tax ID # 20-0875446                          Tax ID # 11-3637745


By:                                          By:
    -------------------------                   -------------------------
         Richard M. Figueroa                    Richard M. Figueroa

Title: Vice President                        Title: Vice President of the Sole
                                                    Member of its Sole Member's
                                                    Manager

OLP Norwalk LLC, as Seller                   OLP Henrietta, LLC, as Seller
Tax ID # 11-3637745                          Tax ID # 04-3705309


By:                                          By:
    ---------------------------                 -------------------------
         Richard M. Figueroa                    Richard M. Figueroa

Title: Vice President of the Sole            Title: Vice President of the Sole
       Member of its SoleMember's Manager         Member of its Sole Member's
                                                  Manager

OLP Austell LLC, as Seller                    OLP Lubbock Venture Limited
                                              Partnership, as Seller
Tax ID # 11-3637745                           Tax ID #20-0663194


By:                                           By:
    ----------------------------                 -------------------------
    Richard M. Figueroa                          Richard M. Figueroa

     Title: Vice President of the             Title: Vice President of its
            Sole Member of its Sole                  General Partner
            Member's Manager



OLP Beavercreek, LLC, as Seller               OLP Live Oak Limited Partnership,
                                              as Seller
 Tax ID # 11-3637745                          Tax ID # 20-0663258


By:                                           By:
    ---------------------------                  ----------------------------
    Richard M. Figueroa                          Richard M. Figueroa

     Title: Vice President of the Sole
            Member of its Sole                Title: Vice President of its
            Member's Manager                         General Partner

OLP Southlake LLC, as Seller
Tax ID # 11-3637745


By:  -------------------------
     Richard M. Figueroa

Title: Vice President of the Sole
       Member of its Sole Member's Manager

     One Liberty Properties, Inc.,             ECM Diversified Income & Growth
     a Maryland corporation,                     Fund, LLC, as Purchaser
     solely for the purpose of
     agreeing to be responsible                Tax ID # 20-1965319
     for any post-Closing liabilities
     of the Sellers, as provided in             By:
     Subparagraph 20. N of the Contract,           ------------------------
     as such Contract is modified hereby           Shelby E.L. Pruett
                                                    Title: Managing Principal

     By:
        -------------------------
        Richard M. Figueroa

        Title: Vice President


                          Schedule 3 to Amendment



                                                         Exhibit 99.1

                          ONE LIBERTY PROPERTIES, INC.
                         60 Cutter Mill Road - Suite 303
                           Great Neck, New York 11021
                          www.onelibertyproperties.com
                             Telephone 516.466.3100
                             Telecopier 516.466.3132


               CONTRACT ENTERED INTO BY ONE LIBERTY JOINT VENTURES
        AND ONE LIBERTY TO SELL NINE MOVIE THEATER PROPERTIES IS AMENDED

Great Neck, New York - August 10, 2006 - One Liberty Properties, Inc. (NYSE:OLP) announced that the contract entered into by two joint ventures of OLP (in which OLP holds a 50% equity interest) to sell eight properties to a single buyer, and by a wholly-owned subsidiary of OLP to sell one property to the same buyer, has been amended. The amendment provides, among other things, that the due diligence period under the contract has expired and that the closing is conditioned upon the satisfaction, at or prior to closing, of specific terms and conditions, and delivery of specific documents, as set forth in the contract and its amendments. A copy of the contract and its prior amendments were filed by OLP with the Securities and Exchange Commission on Form 8-Ks on June 16, 2006, June 19, 2006 and July 31, 2006, and a copy of this amendment will be filed by OLP with the SEC on Form 8-K. A copy of these filings may be found by accessing OLP's website at: www.onelibertyproperties.com.

One Liberty is a New York-based REIT that specializes in the acquisition and ownership of a diverse portfolio of real estate properties under long term net leases. One Liberty's leases generally provide for contractual rent increases with all operating expenses and most or all other property related expenses paid by the tenant. For more information on One Liberty, please visit our website at www.onelibertyproperties.com.

 Caution Concerning Forward-Looking Statements: Materials included in this filing may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Statements that include the words "may," "will," "would," "could," "should," "believes," "estimates," "projects," "potential," "expects," "plans," "anticipates," "intends," "continues," "forecast," "designed," "goal," or the negative of those words or other comparable words should be considered uncertain and forward-looking.

Contact: Mark Lundy - 516.466.3100